                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                        Gunther international, LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                          GUNTHER INTERNATIONAL, LTD.

                               ONE WINNENDEN ROAD
                           NORWICH, CONNECTICUT 06360

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD SEPTEMBER 9, 1999

                            ------------------------

     Notice is hereby given that the 1999 Annual Meeting of Stockholders of Gunther International, Ltd. will be held at Loew's New York Hotel, 569 Lexington Avenue, New York, New York on Thursday, September 9, 1999 at 10:30 a.m., local time, for the following purposes:

     (1) To elect a Board of seven Directors to serve until the next Annual Meeting of Stockholders or until their respective successors shall be elected and qualified;

     (2) To act upon a proposal to adopt the Gunther International, Ltd. Directors' Equity Plan;

     (3) To ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended March 31, 2000; and

     (4) To act upon such other matters as may properly come before the meeting or any postponements or adjournments thereof.

     The Board of Directors has fixed the close of business on July 15, 1999 as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. For ten days prior to the Annual Meeting, a complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at the Company's principal executive offices located at One Winnenden Road, Norwich, Connecticut 06360. All stockholders are invited to attend the Annual Meeting in person.

                                          By order of the Board of Directors

                                          Michael M. Vehlies
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary

July 29, 1999
Norwich, Connecticut

                            YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

                          GUNTHER INTERNATIONAL, LTD.
                               ONE WINNENDEN ROAD
                           NORWICH, CONNECTICUT 06360

                                PROXY STATEMENT

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors and management of Gunther International, Ltd., a Delaware corporation (the "Company"), of proxies for use at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at Loew's New York Hotel, 569 Lexington Avenue, New York, New York on Thursday, September 9, 1999 at 10:30 a.m., local time, and at any and all postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

     This Proxy Statement, Notice of Meeting and accompanying proxy card are first being mailed to stockholders on or about July 29, 1999.

                                    GENERAL

     Only holders of record of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding at the close of business on July 15, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 4,291,769 shares of Common Stock were issued and outstanding. Each holder of shares of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

     The presence, either in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. In the event that there are not sufficient votes for a quorum, the Annual Meeting may be adjourned from time to time until a quorum is obtained.

     Assuming the presence of a quorum, the individuals nominated for election to the Board of Directors, as described in Item 1 below, will be elected by the affirmative vote of a plurality of the votes cast at the Annual Meeting. This means that the candidates receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of Directors to be elected by those shares, will be elected. Approval of the Gunther International, Ltd. Directors' Equity Plan, as described in Item 2 below, as well as the ratification of Arthur Andersen LLP as the Company's independent accountants for the current fiscal year, as described in Item 3 below, and any other matters presented for consideration at the Annual Meeting each must be approved by the affirmative vote of a majority of the shares present, either in person or by properly executed proxy, and entitled to vote thereon, unless a higher vote is required under the applicable provisions of the Company's Restated Certificate of Incorporation, its bylaws, the laws of the State of Delaware, under whose laws the Company is incorporated, or other applicable law.

     For purposes of determining the number of affirmative votes cast with respect to a particular matter, only those votes cast "FOR" the matter are counted. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum, but will be counted separately (as neither a vote for nor a vote against) in the tabulation of the votes cast on proposals presented to stockholders. If a broker or other record holder or nominee indicates on a proxy that it does not have authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. As a result, these so-called "broker non-votes" will have no effect on the outcome of the voting with respect to any of the proposals described in this proxy statement.

     If the accompanying proxy card is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the proxy card will vote FOR the slate of nominees proposed by the Board of Directors, FOR approval of the Directors' Equity Plan, FOR ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ending March 31, 2000, and as recommended by the Board of Directors with regard to all other matters or, if no such recommendation is given, in their own discretion. Each stockholder may revoke a previously granted proxy at any time before it is exercised by filing with the Secretary of the Company a revoking instrument or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if the person executing the proxy attends the Annual Meeting in person and so requests. Attendance at the Annual Meeting will not, in itself, constitute the revocation of a previously granted proxy.

                                    ITEM 1.

                             ELECTION OF DIRECTORS

     Seven directors, constituting the entire Board of Directors, are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders or until their respective successors have been elected and qualified. The Board of Directors' nominees are the seven individuals named below. It is the intention of the persons named in the enclosed proxy to vote the shares covered by each proxy for the election of all persons nominated for election by the holders of shares of Common Stock. Although the Board of Directors does not anticipate that such nominees will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board of Directors may designate.

     As discussed in more detail below, the Company consummated a $5.7 million comprehensive financing transaction on October 2, 1998. See "Certain Relationships and Related Transactions." In connection with this financing transaction, the Company and certain stockholders entered into a separate voting agreement (the "Voting Agreement"), pursuant to which the stockholders agreed to vote all shares of Common Stock held by them in favor of one or more persons nominated by the parties to the Voting Agreement. The parties to the Voting Agreement have advised the Company that they intend to vote all shares of Common Stock held by them in favor of (i) Messrs. Perkins, Spiegel, Snelling and Steinberg, who are the nominees of Gunther Partners, LLC, (ii) Mr. Newman, who is the nominee of Park Investment Partners, Inc., and (iii) Mr. Kirkpatrick, who is the nominee of the Estate of Harold S. Geneen. Mr. Hickman is an independent director, who is not the nominee or representative of any party to the Voting Agreement. As of June 30, 1999, the Company believes that the original parties to the Voting Agreement, together with any subsequent transferees (who are also subject to the Voting Agreement), held approximately 2,240,204 shares or Common Stock, or approximately 52.2% of the issued and outstanding shares of Common Stock (excluding any shares of Common Stock issuable upon the exercise of outstanding options, warrants or other similar rights).

     The following table sets forth certain information with respect to all nominees for election as directors of the Company, including those persons who currently serve in such capacity:

                                                                                       DIRECTOR
NAME                            AGE                PRINCIPAL OCCUPATION                 SINCE
----                            ---                --------------------                --------
J. Kenneth Hickman............  71     Independent Business and Financial                1994
                                       Consultant
Steven S. Kirkpatrick.........  44     Vice President, United States Trust Company       1999
                                       of New York
Gerald H. Newman..............  58     Private Investor                                  1993
Marc I. Perkins...............  54     President and Chief Executive Officer of the      1998
                                         Company
Robert Spiegel................  63     Private Investor                                  1998
George A. Snelling............  70     Independent Business Consultant                   1999
Thomas M. Steinberg...........  43     President, Tisch Family Interests                 1998

     J. KENNETH HICKMAN. Mr. Hickman is a certified public accountant. He has been an independent business consultant since January 1991. For twenty-seven years prior to that, he was a partner of Arthur Andersen LLP and its predecessors, with various responsibilities including managing partner of the firm's New Jersey office and director of its international business practice program. He is a trustee of Fordham University and has served as a director and officer of a number of not-for-profit organizations, primarily those concerned with international trade and foreign affairs.

     STEVEN S. KIRKPATRICK. Mr. Kirkpatrick is a Vice President of the United States Trust Company of New York, where he is the manager of the Real Estate, Closely Held Business and Oil & Gas Departments. He joined the United States Trust Company of New York in 1986. Prior to that, he was a financial analyst for Schupak & Company, a merchant banking firm specializing in private placements of debt and equity securities for the leisure and hospitality industries. Mr. Kirkpatrick is a member of the American Society of Appraisers in the discipline of Business Valuation.

     GERALD H. NEWMAN. Mr. Newman has been a private investor and consultant to various high technology companies since 1971. Following the death of Harold S. Geneen in November of 1997, he served as Chairman of the Board of Directors of the Company until Mr. Steinberg was elected to that position on October 2, 1998. From 1969 to 1971, Mr. Newman was a registered representative of Eastman Dillon Union Securities. From 1962 to 1969, Mr. Newman was a certified public accountant at the accounting firm of Hertz Herson & Co.

     MARC I. PERKINS. Mr. Perkins has been the Chief Executive Officer of the Company since October 2, 1998. He has been the President of the Company since April 12, 1999. He was Vice Chairman of the Company from October 2, 1998 until April 12, 1999. Since 1995, he has also served as a registered principal of PMK Securities and Research, Inc., a securities broker-dealer and a member of the National Association of Securities Dealers Inc. He served as the Chairman and Chief Executive Officer of Perkins Capital Advisers, Inc., a registered investment adviser, from 1992 to 1998, and the President of Crown Financial Associates, Inc., a securities broker-dealer, from 1992 to 1995. From 1987-1992, he was a Vice President and shareholder of Private Capital Management, Inc., a registered investment adviser. He also serves as a director of HealthPlan Services, Inc., a third-party administrator of health care plans, the shares of which are listed on the New York Stock Exchange.

     ROBERT SPIEGEL. Mr. Spiegel has been a private investor since May 1995. Prior to that, he was the Chairman and President of RJR Drug Distributors, a pharmaceutical distribution company, from May 1985 to May 1995. He also serves as a director of Hoenig Group, Inc., a NASDAQ listed company whose subsidiaries engage in asset management and brokerage activities.

     GEORGE A. SNELLING. Mr. Snelling has been an independent business consultant since 1991. Prior to that, he served as the Executive Vice President-Corporate Development of SunTrust Banks, Inc., a bank holding company, from 1980 to 1991. From 1976 through 1980, he served as the Chief Operating Officer of Gulfstream Banks and Florida National Banks. From 1966 through 1976, he served as the Chief Financial Officer of Barnett Banks, Inc. and, from 1956 through 1966, he served as a partner of Smoak, Davis, Nixon & Snelling, a certified public accounting firm.

     THOMAS M. STEINBERG. Mr. Steinberg is the President of Tisch Family Interests, a position he has held since 1997. In this capacity, he manages and supervises investments for members of the Laurence A. Tisch and Preston R. Tisch families. From 1991 to 1997, he was the Managing Director of Tisch Family Interests. He is also a director of Catellus Development Corporation, a Delaware corporation engaged in investment activities which is listed on the New York Stock Exchange. Mr. Steinberg has been Chairman of the Board of the Company since October 1998.

DIRECTORS' REMUNERATION; ATTENDANCE

     Historically, the members of the Board of Directors of the Company received no compensation for their service as directors, although the Company maintained a policy of reimbursing all directors for any reasonable travel expenses incurred in connection with their attendance at meetings.

     Effective as of April 1, 1999, each director who is not an officer or employee of the Company is entitled to receive a quarterly cash retainer fee of $1,250. Directors who are officers or employees of the Company continue to receive no additional compensation for their service as members of the Board of Directors or as members of Board committees. The Company continues to maintain a policy of reimbursing all directors for any reasonable travel expenses incurred in connection with their attendance at meetings.

     The Board of Directors, based upon the recommendation of the Executive Compensation/Stock Option Committee, has adopted the Gunther International, Ltd. Directors' Equity Plan (the "Directors' Equity Plan") effective April 1, 1999, subject to approval by the Company's stockholders at the 1999 Annual Meeting. See Item 2 below. Pursuant to the Directors' Equity Plan, each participating director will receive shares of Common Stock of the Company as compensation for each quarter in which the director serves on the Board. The number of shares issued for each quarter will have a value equal to $2,500, calculated based on the fair market value of the Company's Common Stock at the end of such quarter. All non-employee directors are eligible to participate in the Directors' Equity Plan. An eligible director may make an irrevocable election not to participate in the Directors' Equity Plan in any year and instead receive quarterly cash retainers (currently set at $1,250). The aggregate number of shares of Common Stock available for awards under the Directors' Equity Plan is 100,000, subject to specified adjustments in the event of changes in the outstanding shares of Common Stock.

     As of the date of this Proxy Statement, Mr. Kirkpatrick has elected not to participate in the Directors' Equity Plan, and he has also waived his right to receive the quarterly cash retainer.

     The Board of Directors met eight times during the fiscal year ended March 31, 1999 and acted by the unanimous written consent of its members on five occasions. No director attended fewer than 75% of the total number of meetings of the Board and the Committees on which such director served.

COMMITTEES OF THE BOARD

     The standing committees of the Board of Directors are the Executive Committee, the Audit Committee and the Executive Compensation/Stock Option Committee.

     The Executive Committee was formed on October 20, 1998 consisting of Messrs. Perkins, Spiegel and Steinberg. Mr. Steinberg served as Chairman of the Executive Committee. The Executive Committee is vested with all powers and authorities of the full Board of Directors, except to the extent that the Delaware General Corporation Law prohibits such powers and authorities from being delegated to, or exercised by, a committee of the full Board. The Executive Committee is authorized to act for the full Board in the management of the business and affairs of the Company. The Executive Committee did not conduct any meetings during the fiscal year ended March 31, 1999.

     During fiscal 1999, the Audit Committee consisted of Messrs. Hickman, Newman, Spiegel and Steinberg. Mr. Steinberg served as Chairman of the Audit Committee. The function of the Audit Committee is to review and report to the Board of Directors with respect to the selection and the terms of engagement of the Company's independent public accountants, and to maintain communications among the Board of Directors, such independent public accountants, and the Company's internal accounting staff with respect to accounting and audit procedures, the implementation of recommendations by such independent public accountants, the adequacy of the Company's internal controls and related matters. The Audit Committee also reviews certain related-party transactions and any potential conflict-of-interest situations involving officers, directors or stockholders beneficially owning more than 10% of any class of equity security of the Company. During the fiscal year ended March 31, 1999, the Audit Committee met six times.

     During fiscal 1999, the Executive Compensation/Stock Option Committee consisted of Messrs. Hickman, Newman, Spiegel and Steinberg. Mr. Spiegel served as Chairman of the Executive Compensation/Stock Option Committee. The function of the Executive Compensation/Stock Option Committee is to review the performance of and to fix and determine the compensation of all officers of the Company and all other employees of the Company whose annual salary level is $100,000 or more or who might be reasonably anticipated to receive compensation from the Company at an annual rate of $100,000 or more. During the fiscal year ended March 31, 1999, the Executive Compensation/Stock Option Committee met three times.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company are as follows:

NAME                                        AGE            POSITIONS WITH THE COMPANY
----                                        ---            --------------------------
Marc I. Perkins...........................  54     President and Chief Executive Officer
Michael M. Vehlies........................  38     Senior Vice President, Chief Financial
                                                   Officer,   Treasurer and Secretary

     For the biography of Mr. Perkins, see the previous section entitled "Election of Directors."

     MICHAEL M. VEHLIES. Mr. Vehlies has held the positions of Senior Vice President, Chief Financial Officer, Treasurer and Secretary since he rejoined the Company in October 1998. Prior to that, he was the Controller of SS&C Technologies, Inc., a computer software company, from June 1995 to October 1998. He was the Controller of Digital Graphix, Inc. from February 1995 to June 1995. He was previously a Vice President and the Chief Financial Officer of the Company from September 1992 to February 1995. He is a Certified Public Accountant and was employed by Arthur Andersen & Co. from 1988 to 1992.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities to the Company or subsidiaries of the Company for the periods indicated of each person who served as the chief executive officer of the Company during the fiscal year ended March 31, 1999 (collectively, the "Named Executive Officers"). During the fiscal year ended March 31, 1999, no other executive officer of the Company received total salary and bonus payments in excess of $100,000 for services in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                                     LONG-TERM
                                                                    COMPENSATION
                                                                       AWARDS
                                                               ----------------------
                                 ANNUAL COMPENSATION(1)        RESTRICTED    OPTIONS/     ALL OTHER
                              -----------------------------      STOCK         SARS      COMPENSATION
NAME AND PRINCIPAL POSITION   YEAR    SALARY($)    BONUS($)    AWARDS($)       (#)           ($)
---------------------------   ----    ---------    --------    ----------    --------    ------------
Marc I. Perkins.............  1999    $ 39,231           0         0         150,000             0
  President and Chief
  Executive Officer(2)
James H. Whitney............  1999      74,308      17,308         0               0        20,192
  President and Chief         1998     120,000      30,000         0               0             0
  Executive Officer(3)        1997     120,000      30,000         0               0             0

---------------
(1) Perquisites and other personal benefits are not included because they do not exceed the lesser of $50,000 or 10% of the total of base salary and annual bonus for each of the Named Executive Officers.

(2) Mr. Perkins joined the Company effective as of October 2, 1998.

(3) Mr. Whitney left the employ of the Company effective as of November 2, 1998. He received $20,192 of vacation pay upon his termination.

     Option Exercises and Fiscal Year-End Values. The following table sets forth certain information with respect to option exercises in fiscal year 1999 and unexercised options to purchase the Company's Common Stock and Common Stock granted in fiscal year 1999 to the individuals listed.

    AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
                               OPTION/SAR VALUES

                                                                                           VALUE OF UNEXERCISED
                                                            NUMBER OF SECURITIES               IN-THE-MONEY
                                                           UNDERLYING UNEXERCISED              OPTIONS/SARS
                              SHARES                      OPTIONS/SAR AT FY-END(#)            AT FY-END($)(1)
                            ACQUIRED ON      VALUE      -----------------------------   ---------------------------
NAME                        EXERCISE(#)   REALIZED($)   EXERCISABLE     UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        -----------   -----------   -----------     -------------   -----------   -------------
Marc I. Perkins...........       0             0          50,000           100,000        29,690         59,380
James H. Whitney(2).......       0             0               0                 0             0              0

---------------
(1) Represents the difference between the fair market value of the Common Stock on March 31, 1999 and the exercise price. Mr. Whitney left the employ of the Company and all of the stock options reflected in the table have expired without having been exercised.

(2) Mr. Whitney left the employ of the Company effective as of November 2, 1998.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                     INDIVIDUAL GRANTS
                                              --------------------------------
                               NUMBER OF       % OF TOTAL
                               SECURITIES     OPTIONS/SARS
                               UNDERLYING      GRANTED TO
                              OPTIONS/SARS    EMPLOYEES IN    EXERCISE OR BASE
NAME                           GRANTED(#)     FISCAL YEAR     PRICE ($/SH)(1)     EXPIRATION DATE(2)
----                          ------------    ------------    ----------------    ------------------
Marc I. Perkins.............    150,000           52.0              1.50              10/29/2003
James H. Whitney(3).........          0              0              N/A                  N/A

---------------
(1) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(2) The options were granted for a term of 5 years, subject to earlier termination in certain events related to termination of employment.

(3) Mr. Whitney left the employ of the Company effective as of November 2, 1998.

EMPLOYMENT AGREEMENTS

     The Company has entered into separate employment agreements with Messrs. Perkins and Vehlies. The employment agreement entered into between the Company and Mr. Perkins provides for him to be employed as the Chief Executive Officer of the Company at an initial base salary of $156,000 per annum. The employment agreement also provides for the grant of a non-qualified stock option affording Mr. Perkins the right and option to purchase up to 150,000 shares of Common Stock at an exercise price of $1.50 per share. The stock option granted to Mr. Perkins pursuant to the terms of his employment agreement has a term of five years, commencing as of October 5, 1998, and vests at the rate of 25,000 shares every three months until the stock option is fully vested as of January 5, 2000. The vesting of any unvested portion of the stock option immediately accelerates upon the occurrence of a change of control of the Company. The employment agreement may be terminated by either party, with or without cause, on ninety days' prior written notice. The employment agreement may be terminated immediately by the Company for "cause" and by Mr. Perkins for "good reason," as those terms are defined in the employment agreement. In the event that the employment agreement is terminated by the Company for "cause," Mr. Perkins will not be entitled to any additional compensation. In the event that the employment agreement is terminated by Mr. Perkins for "good reason," the Company generally must pay Mr. Perkins his base salary for the remainder of the calendar month during which the termination is effective and for six consecutive calendar months thereafter.

     The employment agreement entered into between the Company and Mr. Vehlies is substantially identical to the employment agreement entered into between the Company and Mr. Perkins, except that Mr. Vehlies' employment agreement provides that Mr. Vehlies will be employed as a Senior Vice President and the Chief Financial Officer of the Company at an initial base salary of $100,000. In addition, Mr. Vehlies' employment agreement provides for the grant of a non-qualified stock option affording Mr. Vehlies the right and option to purchase up to 35,000 shares of Common Stock at an exercise price of $1.50 per share. The stock option has a term of five years, commencing as of October 29, 1998, and vests in equal annual installments over a three-year period commencing as of the date of grant until the stock option is fully vested as of October 29, 2001. The vesting of any unvested portion of the stock option immediately accelerates upon the occurrence of a change of control of the Company.

STOCK OPTION PLANS

     In December 1993, the Company adopted a Stock Option Plan (the "Stock Option Plan"), which authorizes the Executive Compensation/Stock Option Committee of the Board of Directors to grant to key employees and directors of the Company and subsidiaries of the Company incentive or non-qualified stock options. The Stock Option Plan also authorized the grant of non-qualified stock options to certain then-current key employees of the Company who were designated as "founders" of the Company. Currently, options to purchase up to 310,000 shares of Common Stock may be granted under the Stock Option Plan. The Executive Compensation/Stock Option Committee determines the prices and terms at which options may be granted. Options may be exercisable in installments over the option period, but no options may be exercised before six months or after ten years from the date of grant.

     The purpose of the Stock Option Plan is to encourage stock ownership by persons instrumental to the success of the Company, in order to give them a greater personal interest in the Company's business. The exercise price of any incentive stock option granted to an eligible employee may not be less than 100% of the fair market value of the shares underlying such option on the date of grant, unless such employee owns more than 10% of the outstanding Common Stock or stock of any subsidiary or parent of the Company, in which case the exercise price of any incentive stock option may not be less than 110% of such fair market value. No option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the Common Stock or stock of any subsidiary or parent of the Company, no more than five years from its date of grant. Payment for shares purchased upon exercise of any option may be in cash or in shares of the Company's Common Stock. Options are not transferable, except upon the death of the optionee. In general, upon termination of employment of an optionee, all options granted to such person which are not exercisable on the date of such termination immediately expire, and any options that are exercisable expire 30 days following termination of employment, if such termination is not the result of death or retirement, and one year following such termination if such termination was because of death or retirement under the provisions of any retirement plan that may be established by the Company, or with the consent of the Company. As of March 31, 1999, options covering an aggregate of 215,000 shares of Common Stock were outstanding under the Stock Option Plan.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of beneficial ownership and reports of changes in beneficial ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons. Based solely on its copies of forms received by it, or written representations from certain reporting persons that no Form 5 were required for those persons, the Company believes that during the fiscal year ended March 31, 1999, its executive officers, directors, and greater than 10% beneficial owners complied with all applicable filing requirements, except that Mr. Perkins did not timely file his initial beneficial ownership report on Form 3 upon his election to the Board during May of 1998. The report was subsequently filed as required.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On June 4, 1996, the Company and the Bank of Boston Connecticut, N.A. (the "Bank") entered into a Revolving Loan and Security Agreement (as amended, the "Revolving Credit Facility"), with an aggregate borrowing capacity of $2,250,000. The Revolving Credit Facility was bifurcated into two separate subfacilities (hereinafter referred to as "Facility A" and "Facility B"). Facility A had a maximum borrowing capacity of $1,750,000 and Facility B had a maximum borrowing capacity of $500,000.

     In order to induce the Bank to enter into the Revolving Credit Facility, Mr. Harold S. Geneen, then the Chairman of the Board and a stockholder of the Company, agreed to provide the Bank with sufficient cash collateral to secure all borrowings outstanding under Facility A. The borrowings under Facility B were secured by all of the tangible and intangible assets of the Company. Mr. Geneen passed away on November 21, 1997, and his death constituted a technical event of default under the Revolving Credit Facility. Subsequent to Mr. Geneen's death, the Executors of Mr. Geneen's estate affirmed Mr. Geneen's obligations to the Bank with respect to the Revolving Credit Facility, and the Bank waived the technical event of default. The Bank also extended the maturity date of the Revolving Credit Facility to April 1, 1999.

     The Revolving Credit Facility contained several affirmative and negative covenants pursuant to which the Company, among other things, was required to have Operating Profits (as defined in the Revolving Credit Facility). The net loss reported by the Company for the fiscal year ended March 31, 1998 violated these covenants and constituted an event of default under the Revolving Credit Facility.

     On October 2, 1998, the Company entered into a $5.7 million comprehensive financing transaction with the Bank, the Estate of Harold S. Geneen (the "Estate") and Gunther Partners LLC (the "New Lender"), the proceeds of which have been utilized to restructure and replace the Revolving Credit Facility, fund a full settlement with the Company's third-party service provider and provide additional working capital to fund the Company's ongoing business operations.

     Under the terms of the transaction, the New Lender loaned an aggregate of $4.0 million to the Company. At the same time, the Bank reached an agreement with the Estate, pursuant to which the Estate consented to the liquidation of approximately $1.7 million of collateral and the application of the proceeds of such collateral to satisfy and repay in full a like amount of indebtedness outstanding under the Revolving Credit Facility. The balance of the indebtedness outstanding under the Revolving Credit Facility, approximately $350,000, was repaid in full from the proceeds of the new financing. The Company executed a new promissory note in favor of the Estate evidencing the Company's obligation to repay the amount of the collateral that was liquidated by the Bank. The Company's obligations to the Estate are subordinated to the Company's obligations to the New Lender.

     The principal balance of the $4.0 million loan to the New Lender is to be repaid in monthly installments of $100,000 from November 1, 1998 through September 1, 1999, a $400,000 payment due on October 1, 1999 and the balance shall be due on October 1, 2003. Interest shall be paid quarterly, at the rate of 8% per annum, beginning January 1, 1999 and continuing until the principal and interest due is paid in full. The debt is secured by a first priority interest in all tangible and intangible (excluding patents and trademarks) personal property and a secondary interest in patents and trademarks.

     To induce the New Lender to enter into the financing transaction, the Company granted the New Lender a stock purchase warrant entitling the New Lender, at any time during the period commencing on January 1, 1999 and ending on the fifth anniversary of the transaction, to purchase up to 35% of the pro forma, fully diluted number of shares of the Common Stock of the Company, determined as of the date of exercise. The exercise price of the warrant is $1.50 per share. On or about November 17, 1998, New Lender distributed all of its rights under the warrant to its members in proportion to their ownership interests in New Lender. Thus, the warrants are now held by the members of New Lender (and their transferees) in proportion to their ownership interests in New Lender. As of June 30, 1999, the Company believes the warrants are exercisable for an aggregate of 2,494,029 shares of Common Stock.

     In addition, the Company, the New Lender, the Estate and certain shareholders (Park Investment Partners, Gerald H. Newman, Four Partners and Robert Spiegel) entered into the Voting Agreement, pursuant to which they each agreed to vote all shares of Common Stock held by them in favor of (i) that number of persons nominated by the New Lender constituting a majority of the Board of Directors, (ii) one person nominated by the Estate and (iii) one person nominated by Park Investment Partners. As of June 30, 1999, the Company believes that the original parties to the Voting Agreement, together with any subsequent transferees (who are also subject to the Voting Agreement), hold an aggregate of approximately 2,240,204 shares, or approximately 52.2% of the outstanding shares, of Common Stock (excluding any shares of Common Stock issuable upon the exercise of options, warrants or other similar rights).

     The promissory note in favor of the Estate for approximately $1.7 million is to be repaid at the earlier of one year after the Company's obligations to the New Lender are paid in full or on October 2, 2004. Interest, at 5.44% per annum, shall accrue on principal and unpaid interest, which is added to the outstanding balance and is due at the time of principal payments. The indebtedness is secured by a second priority interest in all tangible and intangible personal property of the Company (excluding patents and trademarks) and a third priority interest in patents and trademarks. Another entity, Connecticut Innovations, Inc. ("CII"), has a first priority security interest in certain specified patents and trademarks of the Company dating back to an earlier financing transaction. The security interests of both the New Lender and the Estate in the Company's patents and trademarks are subordinate to the security interest of CII in this specified collateral. The security interest of the Estate is subordinate to all rights of the New Lender.

     In connection with the consummation of these financing transactions, James
H. Whitney and Frederick W. Kolling III resigned from the Board of Directors of the Company and, pursuant to the provisions of the Voting Agreement, Messrs. Steinberg and Spiegel were elected to fill the vacancies that were created by the resignations of Messrs. Whitney and Kolling.

     Prior to his death, Mr. Geneen also loaned the Company $150,000 for working capital purposes. The loan is an unsecured demand loan. As of the date of this Proxy Statement, no portion of the loan has been repaid.

                           STOCK OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of June 30, 1999, with the exception of the persons listed below and the persons listed under "Stock Ownership of Directors and Executive Officers" below, no person was known by the Company to own more than 5% of the outstanding Common Stock.

                                                               NUMBER OF      PERCENT
                                                              SHARES(1)(2)    OF CLASS
                                                              ------------    --------
Gunther Partners, LLC(3)....................................   1,801,916        41.0%
  c/o Thomas J. Tisch
  667 Madison Avenue
  New York, NY 10021
Executors of the Estate of Harold S. Geneen(4)..............   1,613,313        37.6%
  c/o United States Trust Company of New York
  114 West 47th Street
  New York, NY 10036
Four-Fourteen Partners, LLC(5)..............................   2,520,588        39.9%
  c/o Thomas J. Tisch
  667 Madison Avenue
  New York, NY 10021
Park Investment Partners, Inc.(6)...........................   1,387,489        32.3%
  c/o Gerald H. Newman
  17161 Coral Cove Way
  Boca Raton, FL 33496

---------------
(1) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

(2) Assumes that shares which the named person or group has a contractual right to acquire within 60 days have been acquired and are outstanding.

(3) Based on information set forth in Amendment No. 6 to Schedule 13D, dated December 10, 1998 ("Amendment No. 6"), filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by Gunther Partners, LLC, Four Partners, Robert Spiegel, the Richard Spiegel 1987 Trust and Thomas M. Steinberg. The shares shown in the table represent the number of shares which the filing persons believed were held by persons other than the filing persons and were covered by the Voting Agreement as of the date of filing (including 105,734 shares of Common Stock issuable upon the exercise of outstanding stock purchase warrants). As noted above, the Company believes that, as of June 30, 1999, the parties to the Voting Agreement, including such filing persons, held an aggregate of 2,240,204 shares, or 52.2% of the outstanding shares, of Common Stock. See "Certain Relationships and Related Transactions."

(4) Based on information set forth in Amendment No. 1 to Schedule 13D, dated January 20, 1999, filed under the Exchange Act by June H. Geneen, Phil E. Gilbert, Jr., Thomas W. Keesee, Jr. and the United States Trust Company of New York, as co-executors of the Estate of Harold S. Geneen, the former Chairman and a significant stockholder of the Company. The shares shown in the table include 1,387,489 shares of Common Stock held by Park Investment Partners, Inc., a Delaware corporation which is 50% owned by the Estate. The shares shown in the table exclude the shares of Common Stock covered by the Voting Agreement. See note 3 above and "Certain Relationships and Related Transactions."

(5) Based on information set forth in Amendment No. 6, updated to reflect the Company's belief that the stock purchase warrants issued in connection with the October 2, 1998 financing transactions described above are currently exercisable for an aggregate of 2,494,029 shares of Common Stock. See "Certain Relationships and Related Transactions." Accordingly, the shares shown in the table include an aggregate of 2,026,399 shares of Common Stock that may be acquired upon the exercise of the stock purchase warrants which have been distributed to Four-Fourteen Partners, LLC. The shares shown in the table exclude the shares of Common Stock beneficially owned by Gunther Partners, LLC and the shares of Common Stock covered by the Voting Agreement. See note 3 above and "Certain Relationships and Related Transactions."

(6) Based on information set forth in the Schedule 13D, dated January 7, 1999, filed under the Exchange Act by Park Investment Partners, Inc. and Gerald H. Newman. The shares shown in the table exclude the shares of Common Stock covered by the Voting Agreement. See note 3 above and "Certain Relationships and Related Transactions."

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of June 30, 1999 by each director of the Company, each of the Named Executive Officers and the current directors and executive officers of the Company as a group.

                                                                 AMOUNT OF
                                                                BENEFICIAL       PERCENTAGE OF
NAME(1)                                                       OWNERSHIP(2)(3)       SHARES
-------                                                       ---------------    -------------
J. Kenneth Hickman..........................................        10,000              *
Steven S. Kirkpatrick(4)....................................             0              *
Gerald H. Newman(5).........................................     1,460,191           34.0%
Marc I. Perkins(6)..........................................       100,000            2.3%
George A. Snelling..........................................             0              *
Robert Spiegel(7)...........................................       491,104           10.5%
Thomas M. Steinberg(8)......................................        30,794              *
James H. Whitney............................................         1,000              *
All Directors and Executive Officers as a group(9)..........     2,092,089           43.6%

---------------
 *  Less than 1%.

(1) The address of each of the directors and executive officers of the Company is c/o Gunther International, Ltd., One Winnenden Road, Norwich, Connecticut 06360.

(2) Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.

(3) Assumes that shares which the named person or group has a contractual right to acquire within 60 days have been acquired and are outstanding.

(4) Mr. Kirkpatrick is a Vice President of the United States Trust Company of New York, which is the beneficial owner of 1,613,313 shares of Common Stock. See "Stock Ownership of Certain Beneficial Owners."

(5) Based on information set forth in the Schedule 13D, dated January 7, 1999, filed under the Exchange Act by Park Investment Partners, Inc. and Gerald H. Newman. The shares shown in the table include 1,387,489 shares held by Park Investment Partners, Inc., a Delaware corporation which is 50% owned by Mr. Newman. See "Stock Ownership of Certain Beneficial Owners." The shares shown in the table exclude the shares of Common Stock covered by the Voting Agreement. See note 3 to the preceding table and "Certain Relationships and Related Transactions."

(6) Represents the exercisable portion of stock options exercisable within 60 days of June 30, 1999.

(7) Based on information set forth in Amendment No. 5 to Schedule 13D, dated October 7, 1998 ("Amendment No. 5"), filed under the Exchange Act by Gunther Partners, LLC, Four Partners, Robert Spiegel, the Richard Spiegel 1987 Trust and Thomas M. Steinberg, updated to reflect the Company's belief that the stock purchase warrants issued in connection with the October 2, 1998 financing transactions described above are currently exercisable for an aggregate of 2,494,029 shares of Common Stock. See "Certain Relationships and Related Transactions." Accordingly, the shares shown as beneficially owned by Mr. Spiegel include 374,104 shares of Common Stock that may be acquired pursuant to the exercise of the stock purchase warrants which have been distributed to Mr. Spiegel. The shares shown in the table also include 40,000 shares of Common Stock held by Mr. Spiegel's wife and 15,500 shares of Common Stock in an IRA account maintained for the benefit of Mr. Spiegel's wife, with respect to which Mr. Spiegel disclaims beneficial ownership, and exclude 15,000 shares of Common Stock and warrants to purchase 62,351 shares of Common Stock held by a trust of which Mr. Spiegel is a trustee. Mr. Spiegel may be deemed to be the beneficial owner of the shares of Common Stock that are beneficially owned by such trust. The shares shown in the table exclude the shares of Common Stock beneficially owned by Gunther Partners, LLC and the shares of Common Stock covered by the Voting Agreement. See note 3 to the preceding table and "Certain Relationships and Related Transactions."

(8) Based on information set forth in Amendment No. 5, updated to reflect the Company's belief that the stock purchase warrants issued in connection with the October 2, 1998 financing transactions described above are currently exercisable for an aggregate of 2,494,029 shares of Common Stock. Accordingly, the shares shown as beneficially owned by Mr. Steinberg represent the 30,794 shares of Common Stock that may be acquired by him pursuant to the exercise of the stock purchase warrants which have been distributed to him.

(9) Includes an aggregate of 504,898 shares issuable upon the exercise of outstanding options, warrants or other similar rights exercisable within 60 days of June 30, 1999 and excludes any shares of Common Stock held by the other parties to the Voting Agreement. If the shares held by other parties to the Voting Agreement are included in the calculation, the directors and executive officers of the Company would be deemed to beneficially own an aggregate of 2,812,102 shares, or approximately 58.6% of the outstanding shares, of Common Stock.

                                     ITEM 2

       APPROVAL OF THE GUNTHER INTERNATIONAL, LTD. DIRECTORS' EQUITY PLAN

     The Board of Directors, based on the recommendation of the Executive Compensation/Stock Option Committee, has adopted the Gunther International, Ltd. Directors' Equity Plan (the "Directors' Equity Plan") effective as of April 1, 1999, subject, however, to the receipt of stockholder approval at the Annual Meeting. The full text of the Directors' Equity Plan is attached as Appendix A to this Proxy Statement.

     The purpose of the Directors' Equity Plan is to advance the interests of the Company by offering eligible directors an opportunity to increase their proprietary interest in the Company. The Company believes that the Plan will promote the growth and profitability of the Company by strengthening the alignment of the personal financial interests of participating directors with those of stockholders.

PRINCIPAL TERMS OF THE DIRECTORS' EQUITY PLAN

     Any director who is not an employee of the Company or any of its subsidiaries may participate in the Directors' Equity Plan. Assuming the election of each of the nominees for director at the 1999 Annual Meeting of Stockholders, six Directors of the Company will be eligible to participate. As of the date of this Proxy Statement, however, one eligible Director, Mr. Kirkpatrick, has indicated that he will decline participation in the Directors' Equity Plan.

     Pursuant to the Directors' Equity Plan, each participating Director will receive grants of Common Stock of the Company in lieu of quarterly cash retainers as compensation for his service on the Board. The number of shares issued for each quarter will be equal to (i) $2,500, divided by (ii) the fair market value of the Common Stock on the last business day of such quarter. An eligible director may make an irrevocable election not to participate in the Directors' Equity Plan in any year, and instead receive quarterly cash retainers (currently set at $1,250). The aggregate number of shares of Common Stock available for awards under the Directors' Equity Plan is 100,000, subject to specified adjustments in the event of changes in the outstanding shares of Common Stock.

     Each participating Director may elect to defer receipt of the shares of Common Stock that would otherwise be distributed to him with respect to any quarter. If such a deferral election is made, the participating Director making such an election must also make an irrevocable distribution election specifying when the participating Director desires to receive a distribution of the shares of Common Stock the receipt of which is being deferred. This election will remain in effect for all subsequent quarters in which the participating Director remains a Director of the Company, unless earlier revoked or modified in accordance with the terms of the Directors' Equity Plan. In general, a participating Director may elect to have the deferred shares of Common Stock distributed in a single lump sum or in up to ten equal annual installments, commencing as of the January 10 (or the first business day thereafter, if January 10 is not a business day) of the first to occur of (i) the year specified in the notice or (ii) the year after the year in which the participating Director ceases to be a Director of the Company.

     In the event that a participating Director elects to defer receipt of the shares of Common Stock which would otherwise be distributed under the Directors' Equity Plan, the Company will open and maintain an account in the name of the participating Director reflecting the value of the deferred benefits allocated to such participating Director.

     The Board of Directors may terminate or amend the Directors' Equity Plan at any time, except that absent stockholder approval the Board may not amend the Directors' Equity Plan to (i) increase the total number of shares of Common Stock subject to the Directors' Equity Plan, or (ii) change or modify the class of eligible participants. The Compensation Committee is authorized to make appropriate adjustments in connection with outstanding awards under the Directors' Equity Plan in the event of stock dividends, stock splits, recapitalizations, mergers, or other changes in the Company's outstanding stock.

FEDERAL INCOME TAX CONSEQUENCES

     In the event that a participating Director elects to defer receipt of compensation under the Directors' Equity Plan, he will generally recognize taxable income when such compensation is actually distributed, not when such compensation is earned. The distribution of any shares of Common Stock or cash under the Directors' Equity Plan generally will result in the receipt of taxable income by the participating Director receiving such distribution. The amount of taxable income recognized with respect to any shares of Common Stock will be equal to the fair market value of the shares on the date they are distributed. The treatment of a participating Director's subsequent disposition of such shares will depend on the length of time the shares have been held, but generally there will be no tax consequences for the Company in connection with such disposition.

VOTE REQUIRED FOR APPROVAL AND RECOMMENDATION

     The affirmative vote of a majority of the shares present, either in person or by properly executed proxy, and entitled to vote on this proposal is needed for its adoption.

     THE BOARD OF DIRECTORS BELIEVES THAT THE DIRECTORS' EQUITY PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND THEREFORE RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THIS PROPOSAL.

                                    ITEM 3.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Company has appointed Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended March 31, 2000. Arthur Andersen LLP has served as the Company's independent accountants for nine years. A representative of Arthur Andersen LLP will be present at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.

     Stockholder ratification of the appointment of Arthur Andersen LLP is not required under the laws of the State of Delaware, the jurisdiction under which the Company is incorporated, nor is it required under the Restated Certificate of Incorporation or Bylaws of the Company. Nonetheless, the Board of Directors is seeking stockholder ratification of the appointment of Arthur Andersen LLP as a matter of good corporate practice. In the event that stockholders do not ratify the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended March 31, 2000, such appointment will be reconsidered by the Audit Committee and the Board of Directors. Even if the appointment of Arthur Andersen LLP is ratified by the stockholders, the Board of Directors in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if the Board determines that such a change would be in the best interests of the Company and its stockholders.

     Ratification of the appointment of Arthur Andersen LLP as the Company's independent accountants for the fiscal year ended March 31, 2000 will require the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders the Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDED MARCH 31, 2000.

                                    ITEM 4.

                                 OTHER MATTERS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. Proxies in the enclosed form will be voted in respect of any other business that is properly brought before the Annual Meeting in accordance with the judgment of the person or persons voting the proxies.

               STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     The Company currently expects to convene the 2000 Annual Meeting of Stockholders during August or September of 2000 (the "2000 Annual Meeting"), after the announcement of the financial results for the fiscal year ended March 31, 2000. Any proposal of a stockholder intended to be presented at the 2000 Annual Meeting must be received by the Secretary of the Company, for inclusion in the Company's proxy, notice of meeting and proxy statement relating to the 2000 Annual Meeting, on or before June 1, 2000.

     THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 1999, FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED UPON WRITTEN REQUEST TO THE COMPANY'S OFFICES, ONE WINNENDEN ROAD, NORWICH, CONNECTICUT 06360; ATTENTION: MICHAEL M. VEHLIES.

                             ADDITIONAL INFORMATION

     The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex or facsimile. The Company will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

                                          By order of the Board of Directors,

                                          Michael M. Vehlies
                                          Senior Vice President, Chief Financial
                                          Officer, Treasurer and Secretary

July 29, 1999
Norwich, Connecticut

                                                                      APPENDIX A

                          GUNTHER INTERNATIONAL, LTD.

                             DIRECTORS' EQUITY PLAN

                                   ARTICLE 1

                                  DEFINITIONS

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     "Account" shall mean the account established in accordance with Section 7.1 hereof for the benefit of each Participating Director electing deferral of receipt of Stock pursuant to Article 6 below.

     "Board" shall mean the Board of Directors of the Company.

     "Business Day" shall mean: (1) any day on which the principal securities exchange or national market on which the shares of Stock are traded is open; or
(ii) if the shares of Stock are not traded on an exchange, then any day other than a Saturday, Sunday, or Company holiday.

     "Change in Control" shall have the meaning set forth in Section 6.4 hereof.

     "Committee" shall mean the Executive Compensation/Stock Option Committee of the Board, or a committee of Directors appointed from time to time by the Board having the duties and authority set forth herein.

     "Company" shall mean Gunther International, Ltd., a Delaware corporation, and any successor to it.

     "Determination Date" shall mean the last Business Day of each calendar quarter.

     "Director" shall mean a member of the Board.

     "Eligible Director" shall mean a Director who is eligible to participate in the Plan pursuant to Article 3 of the Plan.

     "Employee" shall mean any employee of the Company or any Subsidiary of the Company, or any Director who also serves as an officer of the Company and whose duties as such involve a significant time commitment beyond that associated with preparation for and attendance at meetings of the Board and Committees.

     "Fair Market Value" of the Stock on any date shall mean:

          (1) the closing or last sale price on such date on the principal securities exchange or market on which the shares of Stock are traded or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported; or

          (2) if there is no price as specified in (1), the amount determined in good faith by the Committee based on such relevant facts, which may (but need not) include opinions of independent experts, as may be available to the Committee.

     "Participating Director" shall mean, with respect to any fiscal quarter, any Eligible Director other than an Eligible Director who has elected not to participate in the Plan for such quarter in accordance with the terms of Section
5.2 of the Plan.

     "Plan" shall mean the Gunther International, Ltd. Directors' Equity Plan as set forth herein, as amended from time to time.

     "Quarterly Retainer" shall mean the cash amount paid to each Director who is not a Participating Director as compensation for his or her service on the Board during any fiscal quarter, which amount shall be determined by the Board or an appropriate committee of the Board.

     "Stock" shall mean the Common Stock, par value $0.001 per share, of the Company or, in the event that the outstanding shares of such Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some other corporation, such other stock or securities.

     "Subsidiary" shall mean any corporation (other than the corporation with respect to which the determination is being made) in an unbroken chain of corporations beginning with the corporation with respect to which the determination is being made if, at the time of the grant (or modification) of the Stock, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE 2

                                    THE PLAN

     2.1 NAME. The Plan shall be known as the "Gunther International, Ltd. Directors' Equity Plan."

     2.2 PURPOSE. The purpose of the Plan is to advance the interests of the Company and its stockholders by offering each Eligible Director the opportunity to increase his or her proprietary interest in the Company.

     2.3 EFFECTIVE DATE. The Plan shall become effective as of April 1, 1999, subject to approval of the stockholders of the Company.

     2.4 DUTIES AND POWERS OF THE COMMITTEE. The Plan shall be administered by the Committee. To the extent not inconsistent with the provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to it, and to take all other actions that it determines to be necessary or advisable to administer the Plan. No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan.

                                   ARTICLE 3

                                  ELIGIBILITY

     Each Director who is not an Employee shall be eligible to participate in the Plan. Each Participating Director may continue participation for so long as he or she continues to serve on the Board.

                                   ARTICLE 4

                        SHARES OF STOCK SUBJECT TO PLAN

     4.1 LIMITATIONS. Subject to any antidilution adjustment pursuant to the provisions of Section 4.2 hereof, the maximum number of shares of Stock that may be issued and sold hereunder shall be 100,000 shares.

     4.2  ANTIDILUTION.

     (a) In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination, or exchange of shares, stock split or stock dividend, or in the event that any spin-off, spin-out, or other distribution of assets materially affects the price of the Company's stock, the aggregate number and kind of shares of Stock which may be issued hereunder shall be adjusted proportionately by the Committee.

     (b) The adjustments described in paragraph (a) of this Section 4.2, and the manner of their application, shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Article 4 shall apply to any successors of the Company and shall be made regardless of the number or type of successive events requiring such adjustments.

                                   ARTICLE 5

                               ISSUANCE OF SHARES

     5.1 ISSUANCE OF SHARES. For each fiscal quarter, the Company shall issue shares of Stock to each Participating Director who served as a Director at any time during such quarter. The number of shares issued to each Participating Director pursuant to the previous sentence shall equal: (i) $2,500, plus any amount credited to the Participating Director's Account pursuant to Section 7.4 and 7.5 below; divided by (ii) the Fair Market Value of the Stock on the Determination Date for such quarter; provided, however, that no fractional shares shall be issued pursuant to the Plan. Whenever a fractional share would otherwise be required to be issued, the number of shares issuable shall be rounded up to the nearest whole number.

     5.2 IRREVOCABLE ELECTION NOT TO PARTICIPATE. An Eligible Director may make an election not to participate in the Plan for all or a portion of any fiscal year. The Director shall make such election prior to the beginning of such year. Notwithstanding the foregoing, an Eligible Director may make an irrevocable election not to participate for the fiscal year ending March 31, 2000 at any time prior to September 30, 1999. Each Eligible Director who elects not to participate for all or a portion of any fiscal year shall receive Quarterly Retainers as compensation for such Director's service on the Board during such year or portion thereof. An Eligible Director's election not to participate for any year will become irrevocable beginning on the first day of such year (or beginning on October 1, 1999 for the fiscal year ending March 31, 2000).

     5.3 WITHHOLDING TAXES. Whenever the Company is required to issue shares of Stock under the Plan to a Participating Director, such Participating Director shall remit to the Company an amount sufficient to satisfy any federal, state, or local withholding tax liability prior to the delivery of any certificate or certificates for such shares. Notwithstanding the foregoing, at the option of the Company and to the extent permitted by applicable law, including regulations promulgated under the Securities Exchange Act of 1934, such federal, state, or local withholding tax liability may be satisfied prior to the delivery of any certificate or certificates for the shares by an adjustment, equal in value to such liability, in the number of shares to be transferred to the applicable Participating Director.

                                   ARTICLE 6

                           DEFERRED RECEIPT OF STOCK

     6.1 DEFERRAL ELECTION. Prior to the beginning of any fiscal quarter, each Participating Director may make an election to defer receipt of all Stock to be issued to such Participating Director pursuant to Section 5.1 for such fiscal quarter.

     6.2 DISTRIBUTION ELECTION. At the time that a Participating Director elects to defer receipt of Stock, the Participating Director also shall make an election with respect to the distribution of such Stock. A Participating Director may elect to receive Stock credited to his or her Account in one installment or in some other number of equal annual installments (not exceeding ten). Such election shall direct that the first installment (or the lump sum payment if the director has so elected) be issued on January 10 (or if January 10 is not a Business Day, then on the first Business Day thereafter), of the year immediately following either (i) the calendar year in which the Participating Director ceases to be a Director of the Company, or (ii) the earlier of the calendar year in which the Director ceases to be a Director of the Company or a year designated by the Participating Director. The Company shall distribute installments subsequent to the first installment to the Participating Director on January 10 (or if January 10 is not a Business Day, then on the first Business Day thereafter) of each succeeding calendar year until the entire amount credited to the Participating Director's Account shall have been distributed. Subject to the terms of this Plan, the Company shall issue Stock to each Participating Director in accordance with the terms of his or her distribution election.

     6.3 REVOCATION OF ELECTION OR CHANGE IN DISTRIBUTION. A Participating Director's deferral and distribution elections for any quarter made pursuant to Sections 6.1 and 6.2 above shall become irrevocable on the first day of such quarter, and shall remain in effect for all subsequent quarters in which the Participating Director is a Director of the Company, unless earlier revoked or modified. A Participating Director may revoke or modify his or her deferral election with respect to compensation for any future quarter upon written notice delivered to the Company prior to the beginning of such quarter. The revocation or modification will become effective with respect to Stock issued for the quarter subsequent to the date on which such notice is received by the Company, and will affect future Stock compensation only. A Participating Director who has revoked his or her deferral election may thereafter file an election to participate in any fiscal quarter subsequent to the filing of such election.

     6.4  CHANGE IN CONTROL.  Notwithstanding an election pursuant to this
Article 6, upon the occurrence of a Change in Control (as defined below), the Company shall issue the entire balance of all deferred compensation hereunder in a single distribution. A "Change in Control" shall be deemed to have occurred if
(i) the stockholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or to otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or (ii) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election or the nomination for election by the Company's stockholders of each new Director was approved by a vote of at least two-thirds of the Directors then still in office who were Directors at the beginning of such period).

     6.5 BENEFICIARIES. Each Participating Director shall have the right to designate one or more beneficiaries to succeed to his or her right to receive future distributions of Stock or payments under this Plan in the event of his or her death. In the case of a failure of designation or the death of a designated beneficiary without a designated successor, the Company shall make the distribution to the Participating Director's estate. No designation of beneficiary shall be valid unless dated and signed by the Participating Director, and filed with the Company.

                                   ARTICLE 7

                   ACCOUNTS; RIGHTS TO DEFERRED COMPENSATION

     7.1 ACCOUNTS; OWNERSHIP OF STOCK. The Company shall cause an Account to be kept in the name of each Participating Director, which Account shall reflect the value of the deferred benefits allocated to the Participating Director pursuant to this Plan. Such Account shall be for record-keeping purposes only, and the Company shall not be obligated to reserve or otherwise set aside any stock or funds to cover any amounts credited to any Account or to meet any other obligations of the Plan. Title to and beneficial ownership of any assets, whether cash or investments which the Company may set aside or earmark to meet its deferred obligations under this Plan, shall at all times remain in the Company. No Participating Director or beneficiary shall, under any circumstances, acquire any property interest in any specific assets under the Plan until such Participating Director's receipt of compensation pursuant hereto. Nothing contained in this Plan shall be deemed to create a trust of any kind or create any fiduciary relationship on the part of the Company. To the extent that any person acquires a right to receive distributions of Stock or payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

     7.2 RIGHTS NOT SUBJECT TO ALIENATION. Except to the extent required by law, the right of any Participating Director or beneficiary in any benefit under this Plan shall not be subject in any matter to attachment or other legal process for the debts of a Participating Director or beneficiary, and any such right to payment or benefits shall not be subject to anticipation, alienation, lien, sale, transfer, assignment or encumbrance by the Participating Director or any other third party.

     7.3 CREDITED STOCK. If a Participating Director elects deferral for any quarter pursuant to Article 6 above, then the Company shall credit shares of Stock to the Participating Director's Account, as of Determination Date for such quarter, equal to the number of whole shares to which the Participating Director is entitled pursuant to Section 5.1 hereof.

     7.4 CREDITED DIVIDENDS. The Company shall credit each Account with any dividends with respect to the Stock that is credited to such Account (such dividends hereinafter referred to as the "Credited Dividends"), in the amount of dividends that the Participating Director would have received if such Stock had been delivered to the Participating Director and registered in the Participating Director's name on the applicable Determination Date. The Company shall credit such amount of any dividends as of the date that such dividends are payable to the Company's stockholders.

     7.5 CREDITED INTEREST. The Company shall credit each Account with any interest that would have been earned on any Credited Dividends in such Account between the date as of which the Credited Dividends are credited to such Account and the earlier of: (i) the Determination Date of the next quarter for which the Company issues Stock to the Participating Director for whom such Account is maintained; or (ii) the date on which the Company pays the cash value of such Credited Dividends to the Participating Director pursuant to Section 7.6 below. The interest rate applicable to all Credited Dividends for any year shall be the prime rate published in the Wall Street Journal on the first Business Day of such year, and shall be calculated based on a 365-day year. Any interest that is not applied to the Company's calculation of Stock compensation pursuant to
Section 5.1 above shall be compounded quarterly on the applicable Determination Date.

     7.6 DIVIDENDS AND INTEREST CREDITED AFTER PARTICIPATION ENDS. In the event that the Company credits any Credited Dividends to an individual's Account after such individual is no longer a Participating Director, then the Company shall make a cash payment to such individual in the amount of all such Credited Dividends, and any interest thereon, when the Company next distributes any Stock to such Director under the terms of the Plan.

     7.7 ACCOUNT INFORMATION. Upon the reasonable request of a Participating Director, the Committee shall furnish the Participating Director with information regarding his or her Account.

                                   ARTICLE 8

                             RESTRICTIONS ON STOCK

     8.1 RESTRICTIONS ON TRANSFER. Unless the shares of Stock covered by the Plan are the subject of an effective registration statement under the Securities Act of 1933, as amended: (i) each issuance of Stock hereunder shall be evidenced by a written Restricted Stock Agreement executed by the Company and the applicable Participating Director; (ii) stock certificates issued and delivered to Participating Directors shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws; and (iii) transfer of Stock issued hereunder shall be subject to such restrictions as the Board or the Committee shall determine to be necessary or appropriate. In addition to any other restrictions contained in the Plan or in the applicable Restricted Stock Agreement, no share of Stock issued pursuant to the Plan shall be transferable by the applicable Participating Director during the first six months after issuance of such share, other than by the laws of descent or distribution.

                                   ARTICLE 9

              TERMINATION, AMENDMENT AND MODIFICATION OF THE PLAN

     9.1 TERM. The term of this Plan shall commence on April 1, 1999, subject to approval by the stockholders of the Company, and shall continue in effect until the earlier to occur of: (i) the tenth anniversary of such stockholder approval; (ii) termination by the Board; or (iii) a Change in Control. Except as otherwise provided herein, termination of the Plan will not affect the rights of any Director to receive distribution of deferred compensation in accordance with a distribution schedule elected by such director pursuant to Section 6.2 above. In the event that the Plan is terminated, the Company shall distribute amounts credited to each Participating Director's account at such time and in such manner as the Board shall determine, but no later than the Company would have distributed such amounts in accordance with the Participating Director's election under Section 6.2 above.

     9.2 TERMINATION OR AMENDMENT BY THE BOARD. The Board may at any time: (i) terminate the Plan; or (ii) in any respect amend or modify the Plan; provided, however, that the Board (unless its actions are approved or ratified by the stockholders of the Company within twelve months of the date the Board amends the Plan) may not amend the Plan to increase the number of shares of stock subject to the Plan beyond the amount previously approved or ratified by the stockholders, or to change or modify the class of persons that may participate in the Plan.

                                   ARTICLE 10

                                 MISCELLANEOUS

     10.1 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors to the Company.

     10.2 GENDER. Whenever used herein, the masculine pronoun shall include the feminine gender.

     10.3 HEADINGS NOT PART OF PLAN. Headings of Articles and Sections hereof are inserted for convenience and reference, and do not constitute a part of the Plan.

                          GUNTHER INTERNATIONAL, LTD.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of common stock, par value $.001 per share ("Common Stock"), of GUNTHER INTERNATIONAL, LTD., a Delaware corporation (hereinafter referred to as the "Company"), does hereby constitute and appoint MARC I. PERKINS and MICHAEL M. VEHLIES, or either of them, as proxies, with full power to act without the other and with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on September 9, 1999, at 10:30 a.m., local time, at Loew's New York Hotel, 569 Lexington Avenue, New York, N.Y., and at any adjournments or postponements thereof, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote on all matters coming before said meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and the Proxy Statement, dated July 29, 1999, and instructs its attorneys and proxies to vote as set forth on this Proxy.

                         (TO BE SIGNED ON REVERSE SIDE)

                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                          GUNTHER INTERNATIONAL, LTD.

                               September 9, 1999



[down          Please Detach and Mail in the Envelope Provided        [down
arrow]                                                                arrow]


A  /X/    Please mark your
          votes as in this
          example.

                FOR    WITHHELD                                                                               FOR    AGAINST ABSTAIN
1. ELECTION     / /      / /       Nominees: J. Kenneth Hickman    2. Approval of the Gunther International,  / /      / /    / /
   OF                                        Steven S. Kirkpatrick     Ltd. Directors' Equity Plan.
   DIRECTORS                                 Gerald H. Newman
For, except vote withheld from               Marc I. Perkins       3. Ratification of Arthur Andersen LLP
the following nominee(s)                     Robert Spiegel           as independent auditors of the
                                             George A. Snelling       Company for the Fiscal Year ending      / /      / /    / /
                                             Thomas M. Steinberg      March 31, 2000.

                                                                   4. To vote with discretionary authority upon any other business
------------------------------                                        which may properly come before the meeting or any adjournment thereof.

                                                                   The shares represented by this Proxy will be voted as specified.
                                                                   IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED IN FAVOR OF
                                                                   THE SPECIFIED NOMINEES, FOR THE APPROVAL OF THE DIRECTORS' EQUITY
                                                                   PLAN AND FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS THE
                                                                   INDEPENDENT AUDITORS OF THE COMPANY FOR THE CURRENT YEAR AND THE
                                                                   PROXIES ARE GIVEN DISCRETIONARY AUTHORITY TO VOTE ON ANY OTHER
                                                                   MATTERS UPON WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AND WHICH
                                                                   MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS
                                                                   OR POSTPONEMENTS THEREOF. THIS PROXY CARD MUST BE PROPERLY
                                                                   COMPLETED, SIGNED, DATED AND RETURNED IN ORDER TO HAVE YOUR
                                                                   SHARES VOTED.


SIGNATURE(S)                                                                                        DATE
             --------------------------------------------------------------------------------------     ----------------------------

IMPORTANT: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, etc., indicate this. If the signer is a corporation, sign in corporate name by a duly authorized officer.